U.S. LARGE CAP EQUITY FUND
Investor: APEQX
Institutional: AIEQX

SUMMARY PROSPECTUS	December 31, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2010, and most recent annual report, dated August 31, 2010, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek growth of capital and, secondarily, income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor	Institutional
percentage of the value of your investment).	Shares	Shares

Management Fees	0.69%	0.69%
Distribution/Service (12b-1) Fees	0.25%	—
Other Expenses	0.41%	0.41%
Shareholder Servicing Fees*	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.62%	1.37%
Less Fee Waivers‡	-0.64%	-0.64%
Total Annual Fund
Operating Expenses After Fee Waiver	0.98%	0.73%

* Shareholder Servicing Fees are paid only to service providers that enter into a Shareholder Servicing Agreement with the Funds.
‡  Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees for purchasers that purchase through such affiliates. The Adviser has contractually agreed to waive 0.29% of its Management Fees. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Contractual waivers are in place for the period through December 31, 2011 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategy
To pursue its objective, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large U.S. companies. This policy will not be changed without at least 60 days prior notice to shareholders. “Equity securities” for purposes of this policy refers to common stocks and securities convertible into common stocks.

The Fund invests at least 80% of its assets in a universe of equity securities of large U.S. companies having an average market capitalization in excess of $7 billion at the time of purchase.

The portfolio management team of the Fund seeks to identify companies that possess the following fundamental characteristics: strong, sustainable earnings and revenue growth prospects, industry leadership with a competitive advantage, high levels of profitability and earnings quality, strong management teams, understandable business models and limited exposure to cyclical earnings.

In pursuing the investment strategy, the portfolio management team seeks to enhance the after-tax returns to shareholders by employing various investment practices that are designed to reduce taxable distributions to shareholders. For example, the Fund may hold securities for a long enough period to avoid higher short-term capital gains taxes. The Fund will also attempt to offset capital gains from sales of securities by selling other securities at a loss. These practices are expected to reduce, but not eliminate, taxable distributions.

The Fund will generally exhibit risk characteristics similar to the large cap equity market.

	1 Year	3 Year	5 Year	10 Year

Investor Shares	$100	$448	$821	$1,868
Institutional Shares	$75	$371	$689	$1,591

www.cavanalhillfunds.com	1	1-800-762-7085

Principal Investment Risks
Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order):

•
Banking Risk — To the extent that the Fund invests in securities issued by U.S. Banks, foreign banks and U.S. branches of foreign banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector.

•
Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage and reduced demand for the issuer’s goods or services.

•
Limited Number of Holdings — As a large percentage of a fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

•	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

•
Regulatory Risk — Change in laws or regulations may materially affect a security, business, sector or market. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans.

•
Tax Risk — The issuer of securities may fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the use of investment practices that seek to minimize tax consequences may lead to investment decisions that do not maximize the returns on an after-tax basis. Economic developments or unforeseeable investor redemptions may also reduce returns without any corresponding increase in tax efficiency.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, N.A., or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information
The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year.* The returns for Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 9/30/10 was 4.60%.

	Best quarter:	Worst quarter:

	2nd 2009	4th 2008

	16.83%	-23.25%

This table compares the Fund’s average annual total returns for periods ended December 31, 2009 to those of the Russell 1000® Index. Prior to January 1, 2006, a maximum sales charge of 5.00% was imposed. This sales charge is not reflected in the total return figures. Institutional Shares were not in existence before December 30, 2005. Performance information for periods before December 30, 2005 is based on the performance of Investor Shares. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

	Average Annual Total Returns
	(Periods Ended 12/31/09)	1 Year	5 Years	10 Years

	Investor Shares
	Return Before Taxes[1]	31.02%	2.75%	0.22%
	Return After Taxes
	on Distributions*, 1	30.89%	2.68%	-0.81%
	Return After Taxes on Distributions
	and Sale of Fund Shares*, 1	20.29%	2.35%	-0.18%
	Institutional Shares[2]
	Return Before Taxes	31.38%	2.97%	0.32%
	Russell 1000® Index[3] (reflects no
	deduction for expenses, fees or taxes)	28.43%	0.79%	-0.49%

*
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal marginal income and capital gains tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

www.cavanalhillfunds.com	2	1-800-762-7085

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers
S. Bob Rezaee is Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager and member of the Equity Management Team since 2006.

Matthew C. Stephani is Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager and member of the Equity Management Team since 2006.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial	Additional
	Purchase	Purchases

Bond and Equity Funds
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100
* A Fund may waive its minimum purchase requirements.
Shares may be purchased, sold (redeemed) or exchanged on any business day by:
•	Sending a written request by mail to the Funds Custodian: BOKF, N.A., Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730

•	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035

•	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer)

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CH-SPU-LCE-1210
www.cavanalhillfunds.com	3	1-800-762-7085

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